UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2012

LPATH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50344	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4025 Sorrento Valley Blvd.
San Diego, California 92121

 (Address of principal executive offices) (Zip Code)

(858) 678-0800

Registrant’s telephone number, including area code

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On January 26, 2012, Lpath, Inc. (“Lpath”) issued a press release announcing that it has temporarily suspended dosing patients in its PEDigree and Nexus trials. In these trials, iSONEPTM is being tested as a treatment for wet AMD (Nexus) and a related complication called Pigmented Epithelial Detachment (PEDigree).  Lpath has taken this action because it learned from the FDA that Lpath's fill/finish contractor, Formatech, Inc., was not in compliance with the FDA's current Good Manufacturing Practice (cGMP) requirements during the period that the iSONEP clinical vials were filled.

The full text of Lpath’s press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release, issued January 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPATH, INC.

Dated: January 26, 2012	By:	/s/ Gary J. G. Atkinson
Name: Gary J.G. Atkinson
Title: Vice President and Chief Financial Officer